SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

                   Current Report Under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report                              March 15, 2004

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20108
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)



Item 4.  Changes in Registrant's Certifying Accountant.

(a)   (1)

(i)  On March 11, 2004, the Company notified Aronson & Company
(Aronson) that it was dismissing Aronson as the Company's principal independent certifying accountant.

(ii) Neither of Aronson's reports on the Company's financial statements for the past two fiscal years contained an adverse opinion or disclaimer of opinion, nor was either of such reports qualified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was (A) taken by the Company's audit committee and (B) reported to the Board of Directors.

(iv) During the Company's two most recent fiscal years and the subsequent interim period preceding Aronson's dismissal, there were no disagreements between the Company and Aronson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Aronson's satisfaction, would have caused Aronson to make a reference to the subject matter of the disagreement(s) in connection with its reports.


Item 7.  Financial Statements and Exhibits

     Accountant's letter from Aronson & Company per Reg. S-K Item 304(a)(3) Dated March 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated

Date:  March 15, 2004
                                /s/ FRANK E. WILLIAMS, III
                               -------------------------------
                                Frank E. Williams, III, President